UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2010
CELANESE CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable

(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 27, 2010, Celanese Corporation (the “Company”) issued a press release reporting the financial results for its first quarter of 2010. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 21, 2010, Sandra Beach Lin notified the Company of her resignation, effective August 1, 2010, as the Company’s Corporate Executive Vice President.
     In connection with Ms. Lin’s resignation from the Company, the Company and Ms. Lin entered into that certain Agreement and General Release (the “Separation Agreement”) dated April 23, 2010, pursuant to which Ms. Lin agreed to voluntarily resign from all positions she holds with the Company and any of its subsidiaries on August 1, 2010. A summary of the material terms of the Separation Agreement is set forth below:
•	Separation Payment: The Company will pay Ms. Lin an amount equal to her current annual base salary plus target bonus, for a total payment of $990,000, less any lawful deductions, according to the payment schedule provided in the Separation Agreement.

•	2010 Bonus Payments: Ms. Lin will be paid a prorated bonus payout for 2010, without modification for Company or individual performance. If Ms. Lin departs on August 1, 2010, the prorated 2010 bonus will be $256,667. Ms. Lin’s 2010 bonus payout will be paid to her no later than September 1, 2010.

•	Vesting and Exercise of Equity Awards: As of August 1, 2010, 150,000 of the 200,000 stock options granted to Ms. Lin will have vested and will be exercisable through August 1, 2011. The remaining 50,000 stock options will be cancelled on August 1, 2010 for no additional consideration. Ms. Lin will vest in a pro-rata portion of all restricted stock unit and long-term incentive cash awards outstanding on August 1, 2010, in accordance with the respective award agreements.
     In addition to the above terms, the Separation Agreement provides for the payment of several other miscellaneous benefits to Ms. Lin, including continuation of certain Company benefits and payment for unused vacation time. The Separation Agreement also provides for a release by Ms. Lin of any claims that she may have against the Company. The foregoing summary is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders
     On April 22, 2010, the Company held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon two proposals: (1) to elect three Class III Directors to our Board of Directors to serve for a term which expires at the annual meeting of stockholders in 2013 or until their successors are duly elected and qualified, and (2) to ratify the appointment of our independent registered public accounting firm.
     On the record date of February 24, 2010, there were 156,580,100 shares of the Company’s Series A common stock issued and outstanding and entitled to be voted at the annual meeting, if represented. For each proposal, the results of the shareholder voting were as follows:

	Votes For	Votes Against	Abstain
1. Election of director nominees to serve as Class III directors, for a term which expires at the annual meeting of stockholders in 2013
Mark C. Rohr	132,316,536	2,461,795	17,305
Farah M. Walters	133,658,409	1,119,874	17,353
David N. Weidman	132,928,998	1,850,082	16,556

	Votes For	Votes Against	Abstain
2. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm	139,222,965	1,309,507	25,063
Item 7.01 Regulation FD Disclosure
     On April 27, 2010, David N. Weidman, Chairman and Chief Executive Officer of the Company, and Steven M. Sterin, Senior Vice President and Chief Financial Officer of the Company, will make a presentation to investors and analysts via a webcast hosted by the Company at 10:00 a.m. ET (9:00 a.m. CT). The webcast and slide presentation may be accessed on our website at www.celanese.com under Investor/Presentations & Webcasts. A copy of the slide presentation posted during the webcast is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
Item 8.01 Other Events
     On April 26, 2010, the Company issued a press release announcing that its Board of Directors had approved a 25% increase in the Company’s quarterly common stock dividend. A copy of the press release is attached to this Current Report as Exhibit 99.3 and is incorporated herein solely for purposes of this Item 8.01.
     On April 27, 2010, the Company issued a press release announcing that it was proposing to close its acetate manufacturing facility in Spondon, Derby, United Kingdom. A copy of the press release is attached to this Current Report as Exhibit 99.4 and is incorporated herein solely for purposes of this Item 8.01.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

10.1	Agreement and General Release, dated April 23, 2010, between Celanese Corporation and Sandra Beach Lin

99.1	Press Release dated April 27, 2010*

99.2	Slide Presentation dated April 27, 2010*

99.3	Press Release dated April 26, 2010

99.4	Press Release dated April 27, 2010

*	In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: April 27, 2010

Exhibit Index

Exhibit Number	Description

10.1	Agreement and General Release, dated April 23, 2010, between Celanese Corporation and Sandra Beach Lin

99.1	Press Release dated April 27, 2010*

99.2	Slide Presentation dated April 27, 2010*

99.3	Press Release dated April 26, 2010

99.4	Press Release dated April 27, 2010

*	In connection with the disclosure set forth in Item 2.02 and Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.